UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

  On March 18, 2020, Helius Medical Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of 6,257,144 of the Company’s Class A Common Stock, par value $0.001 per share (the “Common Stock”) at a purchase price per share of $0.35 (the “Shares”) for aggregate gross proceeds to the Company of approximately $2.2 million, before deducting the placement agent fees and offering expenses payable by the Company (the “Registered Offering”). The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on January 27, 2020, and was declared effective on February 6, 2020 (File No. 333-236101) (the “Registration Statement”), a prospectus supplement thereunder dated March 18, 2020 and the accompanying prospectus dated February 6, 2020. The Registered Offering is expected to close on or about March 20, 2020, subject to satisfaction of customary closing conditions.

Pursuant to the Purchase Agreement, in a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offering”), the Company has also agreed to sell and issue to the Purchasers warrants (the “Warrants”) to purchase up to 6,257,144 shares of Common Stock (the “Warrant Shares”). The Warrants will be exercisable beginning on the six-month anniversary of the date of issuance (the “Initial Exercise Date”) at an exercise price of $0.46 per share and will expire on the fifth anniversary of the Initial Exercise Date. The Private Placement is expected to close on or about March 20, 2020, subject to customary closing conditions.

Pursuant to a letter agreement dated as of March 18, 2020, the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Offering. The Company has agreed to pay Wainwright a cash fee of 6.0% of the aggregate gross proceeds in the Offering, excluding the proceeds, if any, from the exercise of the Warrants. The Company agreed to also pay Wainwright $50,000 for non-accountable expenses and $12,900 for certain clearing services.

The foregoing descriptions of the Purchase Agreement and the Warrants are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreement and the Warrant, copies of which are filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

A copy of the opinion of Lowenstein Sandler LLP relating to the validity of the Shares is filed herewith as Exhibit 5.1.

Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure regarding the Warrants and the Warrant Shares set forth under Item 1.01, which is incorporated by reference into this Item 3.02. The Warrants and Warrant Shares were offered and sold in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D. Each Purchaser has represented that it is an accredited investor, as defined in Regulation D, and has acquired the Warrants for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof. The Warrants and Warrant Shares were not issued through any general solicitation or advertisement.

Item 8.01. Other Events.

On March 18, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the consummation of the Offering, the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

4.1 5.1 10.1 23.1 99.1	Form of Warrant. Opinion of Lowenstein Sandler LLP. Form of Securities Purchase Agreement. Consent of Lowenstein Sandler LLP (included in Exhibit 5.1). Press Release, dated March 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: March 18, 2020	By:	/s/ Joyce LaViscount
Joyce LaViscount
Chief Financial Officer

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